Exhibit 99.1

FOR IMMEDIATE RELEASE

Hill International Announces Retirement of Chief Financial Officer
 and Appointment of Interim Chief Financial Officer

PHILADELPHIA — November 14, 2017 — Hill International (NYSE:HIL), the global leader in managing construction risk, announced today the retirement of Executive Vice President and Chief Financial Officer John Fanelli III and the appointment of Senior Vice President and Interim Chief Financial Officer, Marco Martinez.

Fanelli joined Hill as CFO in 2006 and played an instrumental role in Hill’s growth, providing oversite of the accounting, finance, treasury, taxes and due diligence functions as the company expanded its global operations. Hill is grateful for Fanelli’s years of distinguished service and helping to position the company for success. Fanelli will remain a part-time employee with Hill for three months to assist with the transition.

Marco Martinez brings nearly two decades of financial leadership and analysis experience to Hill. Martinez most recently served as Senior Vice President and CFO for Pernix Group, Inc., a leading construction company in government, commercial, industrial and power sectors. Prior to joining Pernix, Martinez held several financial leadership positions including Vice President and CFO during nearly an 18-year career at MYR Group, a leading specialty contractor serving the electrical infrastructure industry in the U.S. and Canada.

“John was an integral part of Hill’s growth over the years, and I would like to thank him for his leadership and invaluable contributions to developing our financial organization and building the firm,” said Paul Evans, Hill’s Interim CEO. “I look forward to the positive impact Marco will bring as he leads Hill into the future. His previous CFO background and experience will help ensure Hill has continued sustainability to meet client needs and grow shareholder value.”

Hill International, with more than 3,000 professionals in more than 50 offices worldwide, provides program management, project management, construction management and other consulting services to clients in a variety of market sectors. Engineering News-Record magazine recently ranked Hill as the eighth-largest construction management firm in the United States.  For more information on Hill, please visit our website at www.hillintl.com.

Certain statements contained herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and it is our intent that any such statements be protected by the safe harbor created thereby.  Except for historical information, the matters set forth herein including, but not limited to, any projections of revenues, earnings or other financial items; any statements concerning our plans, strategies and objectives for future operations; and any statements regarding future economic conditions or performance, are forward-looking statements.  These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties.  Although we believe that the expectations, estimates and assumptions reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements.  Important factors that could cause our actual results to differ materially from estimates or projections contained in our forward-looking statements are set forth in the Risk Factors section and elsewhere in the reports we have filed with the Securities and Exchange Commission, including that unfavorable global economic conditions may adversely impact our business, our backlog may not be fully realized as revenue and our expenses may be higher than anticipated.  We do not intend, and undertake no obligation, to update any forward-looking statement.

Hill International, Inc.
Elizabeth J. Zipf, LEED AP BD+C
Senior Vice President
Hill International, Inc.
One Commerce Square
2005 Market Street, 17th Floor
Philadelphia, PA 19103
Tel:  215-309-7707
elizabethzipf@hillintl.com

InvestorCom
John Glenn Grau
President
(203) 295-7841
jgrau@investor-com.com

(HIL-G)

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